Basis of Preparation (Policies)	9 Months Ended
Sep. 30, 2021
Basis of Preparation
New significant accounting policies and accounting judgments and estimates

2.1New significant accounting policies and accounting judgments and estimates

Revenues from contracts with customer

The Group has a diagnostics customer from the Middle Eastern region with a history of significant payment delays. This history has resulted in the recognition of significant subsequent impairment losses by applying the expected credit loss method as the collection of the contractual consideration was historically considered probable upon recognition of revenue. Based on recent developments in its collection experience, recent negotiations with the customer, and past experiences, the Group considered it necessary to reassess its judgments related to the recognition of revenue from contracts with this customer.

The Group’s management concluded, based on the facts and circumstances and management’s expectations regarding this customer, that this uncertainty in the amount of the contract consideration it expects to collect, and the likelihood of accepting a lower amount or changing payment terms represents an “implicit price concession” such that the contract consideration is variable. Therefore, the Group’s management estimates the amount of the contractual consideration it expects to ultimately collect and for which it is highly probable that related revenue recognized would not be subject to significant future reversals when such uncertainty is resolved. The Group’s management estimates the implicit price concessions by applying an estimated rate of 18% based primarily upon past collection history.

Despite the uncertainties related to the amount expected to be collected from the customer, based on experience and the facts and circumstances related to the customer, the Group considers it probable that it will collect 82% of the amount of estimated variable transaction price due to newly agreed payment plans established with the customer. Therefore, the Group records the difference between the billed amount and the amount estimated to be collectible as a reduction to revenue. At the end of each reporting period, and if necessary upon receipt of new information, the Group may revise the amount of the variable consideration included in the transaction price. The Group has applied this accounting policy and accounting estimate to arrangements with this customer prospectively with effect to during the third quarter of 2021.

2.2Going Concern

As an early commercial-stage company, the Group is still in progress towards reaching break-even in its diagnostic and pharma businesses. The Group and Company are subject to a number of risks similar to those of other development and early commercial stage companies. These risks include, among other things, the failure to enter into and successfully execute further collaborations with pharmaceutical partners, the failure to generate revenue from the Company’s development portfolio and risks associated with research, development, testing and obtaining related regulatory approvals in relation to our product candidates. The Group´s ongoing success and ultimately the attainment of profitable operations depends on future uncertain events which include, among other things, obtaining adequate financing to promote our commercial and development activities until the Group can generate sufficient revenues to support its operating cash requirements.

The Group has incurred operating losses since inception. For the nine months ended September 30, 2021 the Group incurred a net loss of € 34.6 million of which € 33.7 million are related to loss of operations, resulting in an operating cash outflow of € 15.0 million). As of September 30, 2021, the Group had generated an accumulated deficit of € 97.5 million, and had an equity position of € 37.4 million.

Considering cash and cash equivalents as of September 30, 2021 of € 25.7 million with relatively low short term debt obligations of € 4.0 million and no financial covenants, the Group has prepared cash flow forecasts and considered the cash flow requirement for the Company, principally focused on the twelve month period from the date of the approval of the unaudited interim condensed consolidated financial statements. These forecasts show that further financings will be required during the course of the next 12 months assuming, among others, that development programs and other operating activities continue as currently planned including the implementation of certain planned cost saving measures. This requirement for additional financing represents a material uncertainty that raises significant doubt about our ability to continue as a going concern. Without such funding considered, the Group’s current cash and cash equivalents will not be sufficient to fund its operations and meet all of its obligations as they fall due for at least one year from the date of the issuance of these unaudited interim condensed consolidated financial statements.

Consequently, until the Group completes a significant financing, it plans to obtain interim bridge financing, enact measures aimed at reducing personnel and infrastructure costs, and where possible, operate at a lower spending level by pacing investments on new research programs. Additionally, the Group plans to seek funds through further private or public equity financings, debt financings, strategic collaborations and marketing, distribution or licensing arrangements, business and asset divestitures and grant funding among other things. Despite the Company’s efforts to obtain the necessary funding and improve profitability of its operations, there can be no assurance of its success in doing so, or obtaining necessary funding on acceptable terms.

The accompanying unaudited interim condensed consolidated financial statements for the three and nine months ended September 30, 2021 have been therefore prepared on a going concern basis contingent upon the successful implementation of the plans described above. This contemplates the Group will continue in operation for the foreseeable future and will be able to realize its assets and discharge its liabilities in the normal course of operations. The unaudited interim condensed consolidated financial statements do not reflect any adjustments relating to the recoverability and classification of assets or the amounts and classification of liabilities that would be necessary, was the Group unable to continue as a going concern.